Exhibit 23(a)(i)(b)


                    AMENDED SCHEDULE A DATED OCTOBER 1, 2009

                                       To

             Amended and Restated Agreement and Declaration of Trust
                      of WT Mutual Fund Dated May 28, 2009

                       Schedule of Portfolios and Classes

--------------------------------------------------------------------- ---------------------------
Portfolio                                                             Class of Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
1.       Wilmington Aggressive Asset Allocation Fund                  Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
2.       Wilmington Conservative Asset Allocation Fund                Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
3.       Wilmington Multi-Manager International Fund                  Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
4.       Wilmington Multi-Manager Large-Cap Fund                      Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
5.       Wilmington Multi-Manager Real Asset Fund                     Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
6.       Wilmington Small-Cap Strategy Fund                           Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
7.       Wilmington Broad Market Bond Fund                            Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
8.       Wilmington Municipal Bond Fund                               Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
9.       Wilmington Short/Intermediate-Term Bond Fund                 Institutional Shares
                                                                      A Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
10.      Wilmington Prime Money Market Fund                           Institutional Shares
                                                                      Service Shares
                                                                      W Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
11.      Wilmington Tax-Exempt Money Market Fund                      Institutional Shares
                                                                      W Shares
--------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------- ---------------------------
12.      Wilmington U.S. Government Money Market Fund                 Institutional Shares
                                                                      Service Shares
                                                                      W Shares
--------------------------------------------------------------------- ---------------------------
